    As filed with the Securities and Exchange Commission on February 22, 2000
                                                   Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             ----------------------

                          ROBOTIC VISION SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                                         11-2400145
(State or other jurisdiction of                           (I.R.S. Employer
 incorporation or organization)                        Identification Number)


                                 5 SHAWMUT ROAD
                           CANTON, MASSACHUSETTS 02021
                                 (781) 821-0830
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)
                             ----------------------
                                  PAT V. COSTA
                 CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER
                          ROBOTIC VISION SYSTEMS, INC.
                                 5 SHAWMUT ROAD
                           CANTON, MASSACHUSETTS 02021
                                 (781) 821-0830
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                             ----------------------
                                   Copies to:


             IRA I. ROXLAND, ESQ.                          JAY L. BERNSTEIN, ESQ.
            JOSEPH H. SCHMITT, ESQ.                       KATHLEEN L. WERNER, ESQ.
COOPERMAN LEVITT WINIKOFF LESTER & NEWMAN, P.C.      CLIFFORD CHANCE ROGERS & WELLS LLP
               800 THIRD AVENUE                               200 PARK AVENUE
           NEW YORK, NEW YORK 10022                       NEW YORK, NEW YORK 10166
                (212) 688-7000                                 (212) 878-8000
              FAX: (212) 755-2839                           FAX: (212) 878-8375

         APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered in connection with dividend or interest reinvestment plans, check the following box. [ ]

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-94971

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] --

         If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [ ]

                         CALCULATION OF REGISTRATION FEE


                                                           PROPOSED MAXIMUM     PROPOSED MAXIMUM         AMOUNT OF
        TITLE OF EACH CLASS OF            AMOUNT TO         OFFERING PRICE     AGGREGATE OFFERING      REGISTRATION
      SECURITIES TO BE REGISTERED       BE REGISTERED        PER UNIT (1)             PRICE                 FEE
----------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value .........      8,403              $16.125             $135,498.38            $35.77
======================================================================================================================

(1)Estimated pursuant to Rule 457(c) under the Securities Act of 1933 solely for the purpose of calculating the registration fee.

                             ----------------------

         THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE UPON FILING WITH THE COMMISSION IN ACCORDANCE WITH RULE 462(B) UNDER THE SECURITIES ACT OF 1933.

================================================================================

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

         This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The information in the Registration Statement filed on Form S-3 filed by Robotic Vision Systems, Inc. with the Securities and Exchange Commission (File No. 333-94971) pursuant to the Securities Act of 1933, as amended, and declared effective on February 22, 2000 is incorporated by reference into this Registration Statement.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

         (a) Exhibits

         All exhibits filed with or incorporated by reference in Registration Statement No. 333-94971 are incorporated by reference into, and shall be deemed part of, this Registration Statement, except for the following, which are filed herewith.

EXHIBIT
NUMBER     DESCRIPTION
------     -----------

5.1        -- Opinion of Cooperman Levitt Winikoff Lester & Newman, P.C.,
              including consent

23.1       -- Consent of Deloitte & Touche LLP

23.2       -- Consent of Cooperman Levitt Winikoff Lester & Newman, P.C.
              (contained in their opinion included in Exhibit 5.1)

(b) Financial Statement Schedules

Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Canton, Commonwealth of Massachusetts, on February 22, 2000.

                             ROBOTIC VISION SYSTEMS, INC.

                             By: /s/PAT V. COSTA
                                 -------------------
                                 PAT V. COSTA
                                 Chairman, President and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



SIGNATURE                          TITLE                                                DATE
---------                          -----                                                ----
/s/PAT V. COSTA                    Chairman, President and Chief Executive              February 22, 2000
-------------------------------    Officer (Principal Executive Officer)
PAT V. COSTA

/s/FRANK D. EDWARDS                Chief Financial Officer and Treasurer                February 22, 2000
-------------------------------    (Principal Financial and Accounting Officer)
FRANK D. EDWARDS

/s/HOWARD STERN                    Director                                             February 22, 2000
-------------------------------
HOWARD STERN

                                   Director
-------------------------------
FRANK DIPIETRO

/s/JAY M. HAFT                     Director                                             February 22, 2000
-------------------------------
JAY M. HAFT

                                   Director
-------------------------------
TOMAS KOHN

/s/DONALD J. KRAMER                Director                                             February 22, 2000
-------------------------------
DONALD J. KRAMER

                                   Director
-------------------------------
MARK J. LERNER

 /s/ROBERT H. WALKER               Director                                             February 22, 2000
-------------------------------
ROBERT H. WALKER

                                EXHIBIT INDEX
                                -------------


EXHIBIT
NUMBER     DESCRIPTION
------     -----------

5.1        -- Opinion of Cooperman Levitt Winikoff Lester & Newman, P.C.,
              including consent

23.1       -- Consent of Deloitte & Touche LLP

23.2       -- Consent of Cooperman Levitt Winikoff Lester & Newman, P.C.
              (contained in their opinion included in Exhibit 5.1)